                                                                    EXHIBIT 20.4

AT&T Universal Funding Corporation                                              AT&T Universal Card  Master Trust
Credit Card Asset Backed Securities                                             Series 1996-1
- ----------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                        Class A             Class B           CIA Investor           Investor
                                                                                                           Interest
Beginning Principal  Receivables Balance
Special Funding Account Balance
Ending Total Principal Balance

Series Allocation Percentage
Beginning Invested /Transferor Amount        850,000,000.00       80,000,000.00        70,000,000.00     1,000,000,000.00
Floating Allocation Percentage                   85.0000000%          8.0000000%           7.0000000%          82.9265454%
Principal Allocation Percentage                  85.0000000%          8.0000000%           7.0000000%          82.9265454%
Finance Charge Collections                    12,936,997.48        1,217,599.76         1,065,399.79        15,219,997.04
Total Yield
Trust Portfolio Yield
Principal Collections                        148,398,329.50       13,966,901.60        12,221,038.90       174,586,270.00
Discount Percentage
Discount Option Receivable Collections                 0.00                0.00                 0.00                 0.00
Monthly Payment Rate
Defaults                                       5,532,922.30          520,745.63           455,652.42         6,509,320.35
Monthly Default Rate
Net Monthly Default Rate
Recoveries                                       574,378.69           54,059.17            47,301.77           675,739.64
Adjustments
New Receivables
Ending Principal  Receivables Balance
Minimum Series Required Balance
Special Funding Account Balance
Ending Total Principal Balance

Reallocated Principal                                                      0.00                 0.00
Charged-Off Principal                                  0.00                0.00                 0.00
Reimbursed Principal                                   0.00                0.00                 0.00
Ending Invested/Transferor Amounts           850,000,000.00       80,000,000.00        70,000,000.00     1,000,000,000.00
- ----------------------------------------------------------------------------------------------------------------------------

AT&T Universal Funding Corporation                              Monthly Report                31-Jul-96
Credit Card Asset Backed Securities                             Distribution Date             19-Aug-96
- --------------------------------------------------------------------------------------------------------
Monthly Trust Activity                          Transferor             Series               Trust
                                                 Interest            Allocations           Totals
Beginning Principal  Receivables Balance                                               6,632,375,642.41
Special Funding Account Balance                                                                    0.00
Ending Total Principal Balance                                                         6,632,375,642.41

Series Allocation Percentage                                                   18.18%
Beginning Invested /Transferor Amount            205,886,480.44     1,205,886,480.44
Floating Allocation Percentage                       17.0734546%         100.0000000%
Principal Allocation Percentage                      17.0734546%         100.0000000%
Finance Charge Collections                         3,133,591.62        18,353,588.66     100,944,737.63
Total Yield                                                                                       18.26%
Trust Portfolio Yield                                                                             11.26%
Principal Collections                             35,944,952.66       210,531,222.66   1,157,921,724.62
Discount Percentage                                                                                0.00%
Discount Option Receivable Collections                     0.00                 0.00               0.00
Monthly Payment Rate                                                                              17.46%
Defaults                                           1,340,181.06         7,849,501.41      43,172,257.76
Monthly Default Rate                                                                               7.81%
Net Monthly Default Rate                                                                           7.00%
Recoveries                                           139,125.66           814,865.29       4,481,759.12
Adjustments                                                                               (9,089,949.95)
New Receivables                                                                        1,149,350,865.01
Ending Principal  Receivables Balance                                                  6,589,722,474.99
Minimum Series Required Balance                                                        1,070,000,000.00
Special Funding Account Balance                                                                    0.00
Ending Total Principal Balance                                                         6,589,722,474.99

Reallocated Principal
Charged-Off Principal
Reimbursed Principal
Ending Invested/Transferor Amounts               205,886,480.44     1,205,886,480.44   6,589,722,474.99
- --------------------------------------------------------------------------------------------------------

Group I Information                                  Series 1995-1       Series 1995-3        Series 1996-1
Invested Amount                                      1,000,000,000.00      750,000,000.00     1,000,000,000.00
Average Rate                                                   5.5828%             5.8696%              5.8134%
Investor Finance Charge Collections                     15,895,736.68       11,921,802.51        15,895,736.68
Investor Principal Collections                         174,586,270.00      130,939,702.50       174,586,270.00
Investor Default Amount Due                              6,509,320.35        4,881,990.27         6,509,320.35
Investor Monthly Interest Due                            5,117,563.28        4,035,373.79         5,328,935.88
Investor Monthly Fees Due                                1,666,666.67        1,250,000.00         1,666,666.67
Investor Additional Amounts Due                                  0.00                0.00                 0.00
- -----------------------------------------------------------------------------------------------------------------

Group I Information                                                          Group Total
Invested Amount                                                    0.00     2,750,000,000.00
Average Rate                                                     0.0000%              5.7241%
Investor Finance Charge Collections                                0.00        43,713,275.86
Investor Principal Collections                                     0.00       480,112,242.49
Investor Default Amount Due                                        0.00        17,900,630.97
Investor Monthly Interest Due                                      0.00        14,481,872.95
Investor Monthly Fees Due                                          0.00         4,583,333.33
Investor Additional Amounts Due                                    0.00                 0.00
- -----------------------------------------------------------------------------------------------------------------

Monthly Funding Requirements                            Class A             Class B           CIA Investor
Investor Coupon                                                5.8008%             5.9358%              5.8266%
Investor Monthly Interest Due                            4,519,774.42          435,290.53           373,870.93
Investor Outstanding Interest Due                                0.00                0.00                 0.00
Investor Additional Interest Due                                 0.00                0.00                 0.00
Investor Total Interest Due                              4,519,774.42          435,290.53           373,870.93
Investor  Default Amount Due                             5,532,922.30          520,745.63           455,652.42
Investor Monthly Fees Due                                1,416,666.67          133,333.33           116,666.67
Investor Additional Fees Due                                     0.00                0.00                 0.00
Total                                                   11,469,363.38        1,089,369.49           946,190.02
- ----------------------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections
Interest and Principal Funding Investment Proceeds
Series Adjusted Portfolio Yield
Base Rate

Monthly Funding Requirements                             Total
Investor Coupon
Investor Monthly Interest Due                            5,328,935.88
Investor Outstanding Interest Due                                0.00
Investor Additional Interest Due                                 0.00
Investor Total Interest Due                              5,328,935.88
Investor  Default Amount Due                             6,509,320.35
Investor Monthly Fees Due                                1,666,666.67
Investor Additional Fees Due                                     0.00
Total                                                   13,504,922.90
- -----------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections         15,959,056.91
Interest and Principal Funding Investment Proceeds               0.00
Series Adjusted Portfolio Yield                                 11.34%
Base Rate                                                        8.39%

Application of Collections                   Class A             Class B           CIA Investor             Total
Available Funds                              13,565,198.37        1,276,724.55         1,117,133.98        15,959,056.91
Monthly Interest Paid                         4,519,774.42          435,290.53                 0.00         4,955,064.95
Investor Default Amount Paid                  5,532,922.30                0.00                 0.00         5,532,922.30
Excess Spread                                 3,512,501.66          841,434.02         1,117,133.98         5,471,069.66
- --------------------------------------------------------------------------------------------------------------------------
Monthly Interest Shortfall                            0.00                0.00                                      0.00
Investor Default Amount Shortfall                     0.00          520,745.63                                520,745.63
Required Amount                                       0.00          520,745.63                                520,745.63
- --------------------------------------------------------------------------------------------------------------------------
Monthly Interest Paid                                 0.00                0.00           373,870.93           373,870.93
Investor Default Paid                                 0.00          520,745.63           455,652.42           976,398.05
Investor Additional Amounts Paid                      0.00                0.00                 0.00                 0.00
Servicing Fee Paid                                                                                          1,666,666.67
Excess Finance Charge Collections                                                                           2,454,134.01
- --------------------------------------------------------------------------------------------------------------------------
Reallocated Principal                                                     0.00                 0.00                 0.00
Monthly Interest Paid                                 0.00                0.00
Investor Default Paid                                 0.00                0.00                                      0.00
- --------------------------------------------------------------------------------------------------------------------------
Outstanding Monthly Interest                          0.00                0.00                 0.00
Principal Charge-Offs                                 0.00                0.00                 0.00
Principal Funding
Controlled Accumulation Amount                                                                                      0.00
Principal Funding Account Deposit                                                                                   0.00
Principal Funding Account Balance                                                                                   0.00
- --------------------------------------------------------------------------------------------------------------------------

Certificates                                            Class A             Class B           CIA Investor             Total
Beginning Certificates Balance                         850,000,000.00       80,000,000.00        70,000,000.00     1,000,000,000.00
Interest Distribution                                            0.00                0.00           373,870.93           373,870.93
Principal Distribution                                           0.00                0.00                 0.00                 0.00
Total Distribution                                               0.00                0.00           373,870.93           373,870.93
Ending Certificate Balance                             850,000,000.00       80,000,000.00        70,000,000.00     1,000,000,000.00
Pool Factor                                                100.000000%         100.000000%          100.000000%
Total Distribution Per 1,000 Certificate                       0.0000              0.0000               5.3410
Interest Distribution Per 1,000 Certificate                    0.0000              0.0000               5.3410
Principal Distribution Per 1,000 Certificate                   0.0000              0.0000               0.0000

1st   Collection Account Deposit                         4,519,774.42          435,290.53                              4,955,064.95
2nd Collection Accounts Deposit                                  0.00                0.00                                      0.00
3rd Collection Accounts Deposit                                  0.00                0.00                                      0.00
Quarterly Interest Distribution                          4,519,774.42          435,290.53                              4,955,064.95


Delinquencies                                             1-30               31-60                61-90               91-120

Number of Accounts                                            167,161              37,749               21,016               14,491
Balance of Accounts                                       367,521,441          94,575,910           58,202,455           44,625,166

30+Days Delinquency Rate                                                           4.0035%

Change in Account Owner Retained Interest                                         -0.0109%

Prior Month Account Owner Retained Interest Factor                                 0.2909%
Current Month Account Owner Retained Interest Factor                               0.2800%

Certificates
Beginning Certificates Balance
Interest Distribution
Principal Distribution
Total Distribution
Ending Certificate Balance
Pool Factor
Total Distribution Per 1,000 Certificate
Interest Distribution Per 1,000 Certificate
Principal Distribution Per 1,000 Certificate

1st   Collection Account Deposit
2nd Collection Accounts Deposit
3rd Collection Accounts Deposit
Quarterly Interest Distribution


Delinquencies                                             120+                 Total

Number of Accounts                                              20,559              260,976
Balance of Accounts                                         68,125,939       633,050,911.12

30+Days Delinquency Rate

Change in Account Owner Retained Interest

Prior Month Account Owner Retained Interest Factor
Current Month Account Owner Retained Interest Factor

                               MONTHLY STATEMENT

                        AT&T UNIVERSAL CARD MASTER TRUST
                                 SERIES 1996-1

                Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp. ("Funding"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-1 Supplement dated as of 04/30/96 (the "Supplement") among UCS, Funding and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the AT&T Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 8/19/96 , and with respect to the performance of the Trust during the month of 7/1/96-7/31/96 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

            A)  Information regarding distribution in
                respect of the Class A Certificates
                per $1,000 original certificate
                principal amount.

                (1)        The total amount of the
                distribution in respect of Class A
                Certificates, per $1,000 original
                certificate principal amount                                               $0.00000000

                (2)        The amount of the distribution
                set forth in paragraph 1 above in
                respect of interest on the Class A
                Certificates, per $1,000 original
                certificate principal amount                                               $0.00000000

                (3)        The amount of the distribution
                set forth in paragraph 1 above in
                respect of principal of the Class A
                Certificates, per $1,000 original
                certificate principal amount                                                     $0.00

            B)  Class A Investor Charge Offs and
                Reimbursement of Charge Offs
                (1)        The amount of Class A Investor
                Charge Offs                                                                      $0.00
                (2)        The amount of Class A Investors
                Charge Offs set forth in paragraph 1
                above, per $1,000 original certificate
                principal amount                                                                 $0.00
                (3)        The total amount reimbursed in
                respect of Class A Investor Charge
                Offs                                                                             $0.00
                (4)        The amount set forth in paragraph
                3 above, per $1,000 original
                certificate principal amount                                                     $0.00
                (5)        The amount, if any, by which the
                outstanding principal balance of the
                Class A Certificates exceeds the Class
                A Invested Amount after giving effect
                to all transactions on such
                Distribution Date                                                                $0.00

            C)  Information regarding distributions in
                respect of the Class B Certificates,
                per $1,000 original certificate
                principal amount
                (1)        The total amount of the
                distribution in respect of Class B
                Certificates, per $1,000 original
                certificate principal amount                                               $0.00000000
                (2)        The amount of the distribution
                set forth in paragraph 1 above in
                respect of interest on the Class B
                Certificates, per $1,000 original
                certificate principal amount                                               $0.00000000
                (3)        The amount of the distribution
                set forth in paragraph 1 above in
                respect of principal of the Class B
                Certificates, per $1,000 original
                certificate principal amount                                                     $0.00

            D)  Amount of reductions in Class B
                Invested Amount pursuant to clauses
                (c), (d), and (e) of the definition of
                Class B Invested Amount
                (1)        The amount of reductions in Class
                B Invested Amount pursuant to clauses
                (c), (d), and (e) of the definition of
                Class B Invested Amount                                                          $0.00

                (2)        The amount of reductions in
                the Class B Invested Amount set forth
                in paragraph 1 above, per $1,000
                original certificate principal amount                                            $0.00
                (3)        The total amount reimbursed in
                respect of such reductions in the
                Class B Invested Amount                                                          $0.00
                (4)        The amount set forth in paragraph
                3 above, per $1,000 original
                certificate principal amount                                                     $0.00
                (5)        The amount, if any, by which the
                outstanding principal balance of the
                Class B Certificates exceeds the Class
                B Invested Amount after giving effect
                to all transactions on such
                Distribution Date                                                                $0.00

           E)   Information regarding certain
                distributions to the Collateral
                Interest Holder
                (1)        The amount distributed to the
                Collateral Interest Holder in respect
                of interest on the Collateral Invested
                Amount                                                                     $373,870.93
                (2)        The amount distributed to the
                Collateral Interest Holder in respect
                of principal on the Collateral
                Invested Amount                                                                  $0.00

            F)  Amount of reductions in Collateral
                Invested Amount pursuant to clauses
                (c), (d), and (e) of the definition of
                Collateral Invested Amount
                (1)        The amount of reductions in the
                Collateral Invested Amount pursuant to
                clauses (c), (d), and (e) of the
                definition of Collateral Invested
                Amount                                                                           $0.00
                (2)        The total amount reimbursed in
                respect of such reductions in the
                Collateral Invested Amount                                                       $0.00

                           AT&T UNIVERSAL CARD SERVICES CORP.,
                              Servicer

                           By ________/s/ Tom Donahue
                                Name:   Tom Donahue
                                Title:  Servicing Officer

           RECEIVABLES  ---

           Beginning of the Month Principal Receivables:                             $6,632,375,642.41
           Beginning of the Month Finance Charge Receivables:                           $88,334,250.14
           Beginning of the Month Discounted Receivables:                                        $0.00
           Beginning of the Month Premium Receivables:                                           $0.00
           Beginning of the Month Total Receivables:                                 $6,720,709,892.55


           Removed Principal Recievables:                                                        $0.00
           Removed Finance Charge Receivables:                                                   $0.00
           Removed Total Receivables:                                                            $0.00


           Additional Principal Receivables:                                                     $0.00
           Additional Finance Charge Receivables:                                                $0.00
           Additional Total Receivables:                                                         $0.00


           Discounted Receivables Generated this Period:                                         $0.00
           Premium Receivables Generated this Period:                                            $0.00
           End of the Month Principal Receivables:                                   $6,589,722,474.99
           End of the Month Finance Charge Receivables:                                 $76,565,632.62
           End of the Month Discounted Receivables:                                              $0.00
           End of the Month Premium Receivables:                                                 $0.00
           End of the Month Total Receivables:                                       $6,666,288,107.61


           Special Funding Account Balance                                                       $0.00
           Aggregate Invested Amount (all Master Trust Series)                       $5,500,000,000.00

           End of the Month Transferor Amount                                          $205,886,480.44


           DELINQUENCIES AND LOSSES ---
                                                                                   RECEIVABLES
           End of the Month Delinquencies:
              30-60 Days Delinquent                                                     $94,575,910.24
              61-90 Days Delinquent                                                     $58,202,455.36
              90+ Days Delinquent                                                      $112,751,105.02

              Total 30+ Days Delinquent                                                $265,529,470.62

           Defaulted Accounts During the Month                                          $43,172,257.76

           INVESTED AMOUNTS ---

           Class A Initial Invested Amount                            $850,000,000
           Class B Initial Invested Amount                             $80,000,000
           Collateral Initial Invested Amount                          $70,000,000
           INITIAL INVESTED AMOUNT                                                      $1,000,000,000

           Class A Invested Amount                                 $850,000,000.00
           Class B Invested Amount                                  $80,000,000.00
           Collateral Invested Amount                               $70,000,000.00
           INVESTED AMOUNT                                                              $1,000,000,000


           Class A Adjusted Invested Amount                        $850,000,000.00
           Class B Adjusted Invested Amount                         $80,000,000.00
           Collateral Invested Amount                               $70,000,000.00
           ADJUSTED INVESTED AMOUNT                                                     $1,000,000,000


           MONTHLY SERVICING FEE                                                         $1,666,666.67


           INVESTOR DEFAULT AMOUNT                                                       $6,509,320.35


           GROUP 1 INFORMATION


           WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                                       5.72%
           IN GROUP 1

           GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                                  $43,713,275.86
           GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                                   $0.00
           GROUP 1 INVESTOR DEFAULT AMOUNT                                              $17,900,630.97
           GROUP 1 INVESTOR MONTHLY FEES                                                 $4,583,333.33
           GROUP 1 INVESTOR MONTHLY INTEREST                                            $14,481,872.95


           SERIES 1996-1 INFORMATION
           SERIES 1996-1 ALLOCATION PERCENTAGE                                                   18.18%
           SERIES 1996-1 ALLOCABLE FINANCE CHARGE                                       $18,353,588.66
           COLLECTIONS
           SERIES 1996-1 ADDITIONAL AMOUNTS                                                      $0.00
           SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                                      $7,849,501.41
           SERIES 1996-1 MONTHLY FEES                                                    $1,250,000.00
           SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS                               $210,531,222.66
           SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                                     $70,000,000.00
           FLOATING ALLOCATION PERCENTAGE                                                        82.93%

           INVESTOR FINANCE CHARGE COLLECTIONS                                          $15,219,997.04
           INVESTOR DEFAULT AMOUNT                                                       $6,509,320.35
           REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS                              $15,959,056.91
           PRINCIPAL ALLOCATIONS PERCENTAGE                                                      82.93%
           AVAILABLE PRINCIPAL COLLECTIONS                                             $174,586,270.00


           CLASS A  AVAILABLE FUNDS ---

           CLASS A FLOATING PERCENTAGE                                                           85.00%

               Class A Floating Percentage of Reallocated           $13,565,198.37
               Investor Finance Charge Collections
               Other Amounts                                                 $0.00
           TOTAL CLASS A AVAILABLE FUNDS                                                $13,565,198.37

              Class A Monthly Interest                               $4,519,774.42
              Class A Servicing Fee (if applicable)                          $0.00
              Class A Investor Default Amount                        $5,532,922.30
           TOTAL CLASS A EXCESS SPREAD                                                   $3,512,501.66

           CLASS A REQUIRED AMOUNT                                                               $0.00

           CLASS B AVAILABLE FUNDS ---

           CLASS B FLOATING PERCENTAGE                                                            8.00%

           CLASS B AVAILABLE FUNDS                                                       $1,276,724.55

              Class B Monthly Interest                                 $435,290.53
              Class B Servicing Fee (if applicable)                          $0.00
           TOTAL CLASS B EXCESS SPREAD                                                     $841,434.02

           COLLATERAL AVAILABLE FUNDS --

           COLLATERAL FLOATING PERCENTAGE                                                         7.00%

           COLLATERAL AVAILABLE FUNDS                                                    $1,117,133.98
              Collateral Interest Servicing Fee (if  applicable)                                 $0.00
           TOTAL COLLATERAL EXCESS SPREAD                                                $1,117,133.98

           EXCESS SPREAD ---

           TOTAL EXCESS SPREAD                                                           $5,471,069.66

           Excess Spread Applied to Class A Required Amount                                      $0.00
           Excess Spread Applied to Class A Investor Charge                                      $0.00
           Offs
           Excess Spread Applied to Class B Required Amount                                $520,745.63
           Excess Spread Applied to Reductions of Class B                                        $0.00
           Invested Amount pursuant to clauses (c), (d) and (e)

           Excess Spread Applied to Collateral Monthly                                     $373,870.93
           Interest
           Excess Spread Applied to Unpaid Monthly                                       $1,666,666.67
           Servicing Fee
           Excess Spread Applied Collateral Default Amount                                 $455,652.42
           Excess Spread Applied to Reductions of                                                $0.00
           Collateral Invested Amount Pursuant to Clauses
           (c), (d) and (e)
           Excess Spread Applied to Reserve Account                                              $0.00
           Excess Spread Applied to Other Amounts Owed to                                        $0.00
           Collateral Interest Holder

           TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
           FOR OTHER EXCESS ALLOCATION SERIES                                            $2,454,134.01

           EXCESS FINANCE CHARGES COLLECTIONS

            TOTAL EXCESS FINANCE CHARGE COLLECTIONS                                     $13,197,535.35
            FOR ALL ALLOCATION SERIES

           SERIES 1996-1 EXCESS FINANCE CHARGE COLLECTIONS ---

           EXCESS FINANCE CHARGE COLLECTIONS                                                     $0.00
           ALLOCATED TO SERIES 1996-1

           Excess Finance Charge Collections Applied to                                          $0.00
           Class A Required Amount
           Excess Finance Charge Collections Applied to                                          $0.00
           Class A Investor Charge Offs
           Excess Finance Charge Collections Applied to                                          $0.00
           Class B Required Amount
           Excess Finance Charge Collections Applied to                                          $0.00
           Reductions of Class B Invested Amount Pursuant
           to Clauses (c), (d) and (e)
           Excess Finance Charge Collections Applied to                                          $0.00
           Collateral Monthly Interest
           Excess Finance Charge Collections Applied to                                          $0.00
           Unpaid Monthly Servicing Fee
           Excess Finance Charge Collections Applied to                                          $0.00
           Collateral Default Amount

           Excess Finance Charge Collections Applied to                                          $0.00
           Reductions of Collateral Invested Amount
           Pursuant to Clauses (c), (d) and (e)
           Excess Finance Charge Collections Applied to                                          $0.00
           Reserve Account
           Excess Finance Charge Collections Applied to                                          $0.00
           Other Amounts Owed to Collateral Interest Holder

           YIELD AND BASE RATE---

           Base Rate (Current Month)                                          8.39%
           Base Rate (Prior Month)                                            7.64%
           Base Rate (Two Months Ago)                                         7.82%
           THREE MONTH AVERAGE BASE RATE                                                           N/A

           Series Adjust Portfolio Yield (Current Month)                     11.34%
           Series Adjusted Portfolio Yield (Prior Month)                      9.05%
           Series Adjusted Portfolio Yield (Two Months Ago)                  10.72%
           THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                           N/A
           YIELD

           PRINCIPAL COLLECTIONS---

           CLASS A PRINCIPAL PERCENTAGE                                                          85.00%

              Class A Principal Collections                        $148,398,329.50

           CLASS B PRINCIPAL PERCENTAGE                                                           8.00%

              Class B Principal Collections                         $13,966,901.60

           COLLATERAL PRINCIPAL PERCENTAGE                                                        7.00%
              Collateral Principal Collections                      $12,221,038.90

           AVAILABLE PRINCIPAL COLLECTIONS                         $174,586,270.00

           REALLOCATED PRINCIPAL COLLECTIONS                                                     $0.00

           SERIES 1996-1 PRINCIPAL SHORTFALL                                                     $0.00

           SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                     $0.00
           PRINCIPAL SHARING SERIES

           ACCUMULATION ---

           Controlled Accumulation Amount                                    $0.00
           Deficit Controlled Accumulation Amount                            $0.00
           CONTROLLED DEPOSIT AMOUNT                                                             $0.00

           PRINCIPAL FUNDING ACCOUNT BALANCE                                                     $0.00

           SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                             $181,095,590.35
           PRINCIPAL SHARING SERIES

           INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

           CLASS A INVESTOR CHARGE OFFS                                                          $0.00
           REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                    $0.00
           BY PRINCIPAL PAYMENTS)
           REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                                       $0.00
           THAN BY PRINCIPAL PAYMENTS)

           PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                               $0.00
           PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                                           $0.00
           REIMBURSED

           PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                                        $0.00
           REIMBURSED


                           AT&T UNIVERSAL CARD SERVICES CORP.,
                           as Servicer


                           By:  ______/s/ Tom Donahue
                                  Name:   Tom Donahue
                                  Title:  Servicing Officer